Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1993-3

KEY PERFORMANCE FACTORS
August, 1998

Scheduled Maturity                                      3/15/99


Coupon                                                  5.40%


Excess Protection Level
   3 Month Average  8.34%
     August, 1998  9.21%
     July, 1998  8.82%
     June, 1998  6.98%



Cash Yield                                              22.57%


Investor Charge Offs                                    5.96%


Base Rate                                               7.40%


Over 35 Day Delinquency                                 5.38%


Seller's Interest                                       34.20%


Total Payment Rate                                      11.54%


Total Principal Balance                                $4,533,862,562.46


Investor Participation Amount                          $437,500,000.00


Seller Participation Amount                            $1,550,529,229.1